Filed Pursuant to Rule 497
File No. 333-277773
Rule 482ad

OFS Credit Company, Inc. Commences Preferred Stock Offering

CHICAGO, ILLINOIS – September 24, 2024 – OFS Credit Company, Inc. (the “Company”) (Nasdaq: OCCI, OCCIN, OCCIO) announced today that it plans to offer shares of its Series F Term Preferred Stock (the “Preferred Stock”) in an underwritten public offering. The public offering price and other terms of the Preferred Stock are to be determined by negotiations between the Company and the underwriters. The Company has applied to list the Preferred Stock on the Nasdaq Capital Market under the trading symbol “OCCIM”. The Company expects the Preferred Stock to begin trading within 30 days from the original issue date. In addition, the Company plans to grant the underwriters a 30-day option to purchase additional shares of Preferred Stock on the same terms and conditions to cover overallotments, if any.

The Company intends to use the net proceeds of the offering to acquire investments in accordance with its investment objectives and strategies.

Lucid Capital Markets, LLC, B. Riley Securities, Inc., Janney Montgomery Scott LLC, InspereX LLC are acting as joint bookrunners and Ladenburg Thalmann & Co. Inc. is acting as a co-manager for the offering.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement, dated September 24, 2024, and accompanying prospectus, dated May 29, 2024, each of which has been filed with the Securities and Exchange Commission, contain a description of these matters and other important information about the Company and should be read carefully before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering or any other securities nor will there be any sale of these securities or any other securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. The proposed offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained, when available, from the following investment banks: Lucid Capital Markets, LLC, 570 Lexington Avenue, 40th Floor, New York, New York 10022; B. Riley Securities, Inc., 299 Park Avenue, 21st Floor, New York, New York 10171; Janney Montgomery Scott LLC, 1717 Arch Street, Philadelphia, PA 19103; InspereX LLC, 25 SE 4th Avenue, Suite 400, Delray Beach, FL 33483; Ladenburg Thalmann & Co. Inc., 640 5th Avenue, 4th Floor, New York, NY 10019; copies may also be obtained by visiting EDGAR on the Securities and Exchange Commission Web site, at www.sec.gov.

About OFS Credit Company, Inc.

The Company is a non-diversified, externally managed closed-end management investment company. The Company’s primary investment objective is to generate current income, with a secondary objective to generate capital appreciation, which it seeks to achieve primarily through investments in collateralized loan obligation equity and debt securities. The Company’s investment activities are managed by OFS Capital Management, LLC, an investment adviser registered under the Investment Advisers Act of 19401, as amended, and headquartered in Chicago, Illinois with additional offices in New York and Los Angeles.

Forward-Looking Statements
Statements included herein may constitute “forward-looking statements,” which relate to future events or our future operations, performance or financial condition. Forward-looking statements include statements regarding our intentions related to the offering discussed in this press release, including the use of proceeds from the offering. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties, including elevated interest and inflation rates, the ongoing war between Russia and Ukraine, the escalated armed conflict in the Middle East, instability in the U.S. and international banking systems, uncertainties related to the 2024 U.S. presidential election, the risk of recession or a shutdown of U.S. government services and related market volatility on our business, our portfolio companies, our industry and the global economy. Actual results and outcomes may differ materially from those anticipated in the forward-looking statements as a result of a variety of factors, including those described from time to time in the Company’s filings with the Securities and Exchange Commission or factors that are beyond the Company’s control. The Company is providing the information in this press release as of this date and assumes no obligations to update the information included in this press release or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

1 Registration does not imply a certain level of skill or training

INVESTOR RELATIONS:
OFS Credit Company, Inc.
Steve Altebrando
847-734-2085
investorrelations@ofscreditcompany.com

OFS® and OFS Credit® are registered trademarks of Orchard First Source Asset Management, LLC
OFS Capital Management™ is a trademark of Orchard First Source Asset Management, LLC.